Exhibit 10.1

TECHNOLOGY FINANCE MASTER LEASE AGREEMENT

THIS LEASE (“Lease”), dated as of September 17, 2010, is made by and between U.S. Bancorp Equipment Finance, Inc. - Technology Finance Group, having its principal office at 801 Larkspur Landing, Larkspur, CA 94939 (“Lessor”), and OVERSTOCK.COM, INC. having its principal office at 6350 South 3000 East, Salt Lake City,  UT 84121 (“Lessee”).

LESSOR AND LESSEE COVENANT AND AGREE AS FOLLOWS:

1.     PROPERTY LEASED.  Lessee hereby leases from Lessor the personal property (“Property”) together with any replacements, additions, repairs, now or hereafter incorporated therein and finances the licensed software and/or services, which may include training, installation, maintenance, custom programming and technical consulting (collectively, “Financed Items”) as described in any Schedule to Master Lease Agreement (“Schedule”) or Certificate of Delivery and Acceptance now or hereafter executed by the parties hereto.  Each Schedule shall incorporate all of the terms and conditions of the Lease and contain such additional terms and conditions, as the parties shall agree.

2.     TERM.  The Lease shall be effective upon the execution hereof by Lessor.  The Lease may consist of an “Installation Period” and an “Initial Term”. The Installation Period for each Schedule shall begin on the date set forth on the first Certificate of Delivery and Acceptance (“Acceptance Certificate”) executed by Lessee as the “Installation Date” and continue to the “Commencement Date” as set forth in the Schedule.  The Initial Term of the Lease shall begin on the Commencement Date and shall continue for the period as set forth in the Schedule. At the expiration of the Initial Term (or any Extension Term), the Lease shall automatically extend with respect to all Property for a new six (6) month term (an “Extension Term”) under the same terms as contained herein (except that Lessor may reduce the rent to reflect that the Extension Term does not include any Financed Items) unless terminated by either party upon three (3) months prior written notice.

3.     RENT AND PAYMENT.  During the Initial Term of the Lease, Lessee shall pay Lessor rent as indicated on the Schedule, which shall be due and payable in advance each month on or before the payment date shown in each Schedule (the “Rent Payment Date”).  The term “rent” includes amounts due Lessor for Financed Items.  During any Installation Period, for each Acceptance Certificate, Lessee shall pay rent on the Property from the Installation Date on the Acceptance Certificate to the Commencement Date of the Lease.  All rent and other amounts due hereunder shall be paid to Lessor at Lessor’s address set forth above or at such place as Lessor shall designate.   Whenever any payment (of rent or otherwise) is not made within ten (10) days after the date such payment is due, Lessee shall pay a late charge calculated at one and one-half percent (1.5%) of the amount overdue for each month or portion thereof that such amount remains unpaid.  The parties agree that the amount of such late charge represents a reasonable estimate of the cost Lessor will incur in processing a delinquent payment and that such late charge shall be paid as liquidated damages and not as a penalty. Acceptance of any late charge by Lessor shall not constitute a waiver of default with respect to any overdue amount or prevent Lessor from exercising any other available rights and remedies.

This Lease is a net lease, it being the intention of the parties that all costs, expenses and liabilities associated with the Property or its lease shall be borne by Lessee.  EXCEPT AS OTHERWISE PROVIDED IN ANY SCHEDULE, THIS LEASE IS NON-CANCELABLE.  Lessee’s obligation to pay rent and any other amounts due under the Lease shall be absolute and unconditional, and shall not be subject to any abatements, reductions, defenses, counterclaims, deferments or any recoupment or set-off against Lessor or any assignee for any reason whatsoever.  Upon Lessee’s execution of the Acceptance Certificate for each Schedule, to the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies under Article 2A-508 through 522 of the Uniform Commercial Code (“UCC”).

4.     SELECTION, INSTALLATION AND ACCEPTANCE OF PROPERTY.  Lessee acknowledges, represents and warrants that it: (i) has selected the Property and any Financed Items; (ii) has relied on its own skill and experience in selecting the Property and Financed Items suitable to its particular needs or purposes and has neither relied upon the skill or judgment of Lessor nor believes that Lessor or its agents possess any special skill or judgment in the selection of the Property or Financed Items for Lessee’s particular purposes; (iii) has not informed Lessor of its particular needs in using the Property or Financed Items; (iv) has not relied on any statement, if any, made by Lessor as to the suitability of the Property or Financed Items; and (v) acknowledges that Lessor is neither the manufacturer nor seller of the Property nor an agent of any such person.

Upon delivery and installation of the Property and Financed Items, Lessee shall inspect the Property and Financed Items and if the Property and Financed Items conform to Lessee’s specification, Lessee agrees to accept the Property and Financed Items and execute and deliver to Lessor an Acceptance Certificate, which shall irrevocably establish Lessee’s acceptance of the Property and Financed Items for all purposes of the Lease. If the Property is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or the Property or Financed Items are unsatisfactory for any reason whatsoever and Lessee has not signed an Acceptance Certificate as a result thereof, Lessee shall (i) notify Lessor within ten (10) days after delivery and installation of the Property and Financed Items of the nature and extent of such defect or problem and (ii) make a claim on account thereof solely against the supplier or manufacturer.  Lessor shall not have any obligation to pay the supplier of the Property or Financed Items until a duly-executed Acceptance Certificate is received from Lessee.  If Lessee has not furnished Lessor with an Acceptance Certificate within twenty (20) days after delivery and installation of the Property or Financed Items, Lessee shall, upon Lessor’s request, assume Lessor’s rights and obligations as purchaser, reimburse Lessor in full for any amounts paid by Lessor on account of the Property or Financed Items, indemnify and defend Lessor against all claims, liabilities, damages and expenses in connection with the Property or Financed Items, and have all rights to pursue remedies that may be available against the carrier, supplier or manufacturer thereof.

5.     LESSOR’S DISCLAIMERS.  Lessor has obtained the Property and Financed Items based on specifications furnished by the Lessee.  Lessor does not deal in Property of this kind or otherwise hold itself or its agents out as having knowledge or skill particular to the Property. Provided Lessee is not in default under the Lease, Lessor hereby assigns to Lessee, to the extent assignable, the benefit of any applicable manufacturer’s warranties.  Lessee’s sole remedy for the breach of any such warranty shall be against the manufacturer of the Property and not against Lessor.  Lessor warrants that, so long as Lessee shall not be in default under the Lease, Lessor will not disturb Lessee’s right of quiet enjoyment to possess and use the Property for its intended purpose.  To the extent the Lease includes the financing of Financed Items, (i) ownership of any software shall remain with the licensor thereof and Lessee’s rights with respect to such software shall be governed by a separate license agreement between the licensor and the Lessee, which shall not be affected by the Lease; and (ii) any services shall be performed by a third-party service provider unrelated to Lessor.  IN NO EVENT SHALL LESSOR HAVE ANY OBLIGATION TO PERFORM ANY SERVICES, AND ANY FAILURE OF SUCH THIRD-PARTY SERVICE PROVIDER TO PROVIDE ANY SERVICES FINANCED HEREUNDER SHALL NOT EXCUSE LESSEE’S OBLIGATIONS UNDER THE LEASE.

LESSOR ASSUMES NO RESPONSIBILITY FOR AND MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE TITLE, DESIGN, COMPLIANCE WITH SPECIFICATIONS, CONDITION, QUALITY, WORKMANSHIP, OR THE SUITABILITY, SAFETY, ADEQUACY, OPERATION, USE OR PERFORMANCE OF THE PROPERTY OR FINANCED ITEMS, OR THEIR MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, OR AS TO PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT.  LESSOR SHALL NOT BE LIABLE TO LESSEE, NOR SHALL THERE BE ANY ABATEMENT OR OTHER REDUCTION OR SETOFF IN RENT, FOR ANY LIABILITY, CLAIM, LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE (INCLUDING NEGLIGENCE OR STRICT LIABILITY) CAUSED, DIRECTLY OR INDIRECTLY, BY THE PROPERTY OR FINANCED ITEMS, OR BY THE USE, MAINTENANCE, INTERRUPTION/LOSS OF SERVICE, OR ANY DELAY OR FAILURE TO PROVIDE ANY PART THEREOF, OR BY ANY REPAIRS, SERVICES, OR ADJUSTMENTS THERETO, OR FOR ANY LOSS OF BUSINESS OR OTHER DAMAGES WHATSOEVER.  LESSOR SHALL NOT BE LIABLE FOR ANY LOST PROFITS OF LESSEE OR ANY DIRECT, INDIRECT, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGE TO, OR ANY LOSS OR EXPENSE OF LESSEE RESULTING FROM, RELATING TO OR IN ANY WAY BASED ON THE LEASE, THE PROPERTY OR THE FINANCED ITEMS.

6.     TITLE, ASSIGNMENT AND CHANGE IN CONTROL.  The Property shall at all times remain the personal property of Lessor.  Lessee shall have no right, title or interest in the Property, except for the express rights granted hereunder.  Lessee shall hold all Property subject and subordinate to the rights of Lessor.  Notwithstanding the foregoing, Lessee hereby grants to Lessor a security interest in the Property and in the rights of Lessee under any license agreements with respect to any software included in any Financed Items (but only if and to the extent the grant of such security interest with respect to such software does not result in the creation or breach of any legal obligations on the part of Lessee) as security for all Lessee’s obligations to Lessor of every kind or nature.  Lessee authorizes Lessor to file a financing statement(s) and agrees to execute and deliver any instruments reasonably requested by Lessor in order to protect Lessor’s interest in the Property, the Financed Items and any proceeds thereof.  Lessee shall, at its sole expense, (i) defend Lessor’s title to the Property against all persons claiming against or through Lessee, (ii) at all times keep the Property free and clear from any claim, suit, liens or encumbrances whatsoever (except any placed thereon by Lessor and arising from the Lease), and (iii) give Lessor immediate notice of any such claim, suit, lien or encumbrance.

LESSEE SHALL NOT ASSIGN OR IN ANY WAY DISPOSE OF ANY OR ALL OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE PROPERTY WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR.  In the event Lessor has consented to any sublease of the Property, Lessee hereby assigns and grants to Lessor a security interest in any and all rights under any sublease(s), to secure all obligations to Lessor, and Lessee shall deliver to Lessor the original of such sublease(s).  Lessee shall not consolidate or merge with or into any other entity, liquidate or dissolve, distribute, transfer, sell or dispose of all of its ownership interests, properties or assets or any substantial portion thereof other than in the ordinary course of its business, without the prior consent of Lessor.

LESSEE AGREES THAT LESSOR MAY ASSIGN OR TRANSFER THIS LEASE OR LESSOR’S INTEREST IN THE PROPERTY OR FINANCED ITEMS WITHOUT NOTICE TO LESSEE. In connection with any change in control of Lessor (a “Change Control Event”), defined as a circumstance whereby Lessor merges, or sells substantially all of the assets of Lessor, or another entity comes to acquire more than 25% of the ownership interests in Lessor or Lessor’s parent, and Lessor’s successor, assignee or entity acquiring the specified ownership interest (collectively referred to as the “Change Control Entity”) is a materially adverse party in any currently pending litigation involving Lessee, then Lessor (or Lessor’s successor or assignee) shall provide Lessee with notice of the Change Control Event as soon as reasonably practicable following such Change Control Event identifying the Change Control Entity, and within sixty (60) days of the notice, Lessee shall have the right to elect to prepay the Lease by paying Lessor’s assignee an amount equal to the sum of: (i) all amounts currently due and owing under the Lease; (ii) the present value of all future payments to become due under the Lease for the remaining term, discounted at four percent (4%); (iii) the Purchase Price for the Property as specified in the Schedule; and (iv) all applicable sales, use and property taxes (whether estimated or actual).  Any assignee of Lessor shall have all of the rights, but none of the obligations, of Lessor under this Lease and Lessee shall not assert against any assignee of Lessor any defense, counterclaim or offset that Lessee may have against Lessor.  Lessee acknowledges that any assignment or transfer by Lessor will not materially change Lessee’s duties or obligations under this Lease nor materially increase the burdens or risks imposed on Lessee.  Lessee will cooperate with Lessor in executing any documentation reasonably required by Lessor or any assignee of Lessor to effectuate any such assignment.

7.     TAXES AND FEES.  Lessee agrees to pay when due or reimburse and indemnify and hold Lessor harmless from and against all taxes, fees or other charges of any nature whatsoever now or hereafter imposed or assessed against Lessor, Lessee the Property or any Financed Items by any federal, state, county or local governmental authority upon the ordering, purchase, sale, delivery, leasing, possession, use, operation, return or other disposition of the Property or Financed Items or upon the rents, receipts or earnings arising therefrom or with respect to the Lease (other than taxes based on or measured by the net income of Lessor). If Lessee directly pays any such taxes, fees or other charges, upon the request of Lessor, Lessee shall furnish written evidence of Lessee’s payment to Lessor.  Lessor shall be responsible for the preparation and filing of all personal property tax returns on the Property and Lessee shall timely reimburse Lessor for all taxes paid by Lessor.

8.     MAINTENANCE, ADDITIONS AND UPGRADES.  Lessee shall, at its sole expense: (i) maintain the Property in good operating order, repair, condition and appearance and protect the Property from deterioration, other than normal wear and tear, and furnish all required labor, parts, replacements and repairs; (ii) enter into and maintain in force, for the term of each Lease (after the expiration of any applicable manufacturer’s warranty), a maintenance contract with the manufacturer of the Property or with a service organization satisfactory to Lessor and provide Lessor with a copy of such contract and all supplements thereto upon Lessor’s request; (iii) take all actions necessary to cause the Property to remain eligible for any maintenance program of the manufacturer, including the purchase of all replacements, upgrades and enhancements relating to the Property and the software used on or with the Property, that are required by the manufacturer for such eligibility; and (iv) at all times during the Term, otherwise keep the Property in “Eligible Condition” as defined hereafter.  Lessee shall at reasonable times during business hours make the Property and Lessee’s log and maintenance records pertaining to the Property available to Lessor for inspection.  Lessee shall be entitled to acquire and install, at Lessee’s expense, Additions to the Property if such Additions: (i) do not interfere with or impair the operation of the Property; (ii) are readily removable without damage to the Property; (iii) are removed by Lessee before the Property is returned to Lessor; and (iv) do not interfere with Lessee’s ability to keep the Property eligible for manufacturer’s maintenance.  Subject to compliance with the foregoing requirements, such Additions (but not Upgrades or other attachments) shall remain the property of Lessee upon termination of the Lease.  Except as authorized herein, Lessee shall not, without the prior written consent of Lessor, make any alterations or install any attachments or Upgrades to the Property.  Any permitted alterations, attachments or Upgrades, and all items and materials related thereto, shall automatically become the property of Lessor.  “Additions” shall be defined as new items of equipment acquired by Lessee that are connected to or work with the Property but which have a unique identification or serial number and do not require the removal or replacement of any of the Property or any Component in order for the Addition to function with the Property.  “Upgrades” shall be defined as technical improvements to the Property the installation of which requires replacement of Components or other parts or requires the rewiring or other physical or permanent alteration of the Property on which the Upgrade is installed.  “Components” shall be defined as those parts and other separately identifiable devices that are contained in the Property and that are useful or necessary in the function of the Property.

Lessee may obtain Upgrades for the Property if (i) installation of such Upgrades will not interfere with Lessor’s title to the Property, and (ii) when returned to Lessor in compliance with return provisions hereunder, the Property shall include all such Upgrades or shall have been returned to its original condition in a manner acceptable to Lessor. Any Upgrades to be leased from Lessor shall be upon such terms as the parties shall agree and subject to credit approval.  At its option and expense, Lessee may obtain and install replacement Components for the Property if all such replacement Components are, in Lessor’s opinion, of comparable type and value as the Component being replaced.  All such replacement Components shall immediately become the property of Lessor.

9.     LESSEE REPRESENTATIONS AND WARRANTIES.  Lessee hereby represents, warrants and covenants that: (i) Lessee has adequate power and capacity to enter into the Lease, any Schedule, and any other documents required to be delivered in connection with this Lease (collectively, the “Documents”); (ii) the Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms; there are no proceedings presently pending or, to the best knowledge of Lessee, threatened against Lessee which will impair its ability to perform under the Lease; and all information supplied to Lessor is accurate and complete; (iii) Lessee’s entering into the Lease and leasing the Property and financing any Financed Items does not and will not (a) violate any judgment, order or law applicable to the Lease, Lessee or Lessee’s organizational documents; or (b) result in the creation of any lien, security interest or other encumbrance upon the Property, other than as granted hereunder; (iv) all information and representations furnished by Lessee to Lessor concerning the Property and Financed Items are accurate and correct; (v) the Property is personal property and when placed in use by Lessee will not be or become fixtures under applicable law; (vi) if Lessee is a business entity, it is and shall be validly existing and in good standing under laws of the state of its organization, and Lessee shall give written notice to Lessor within 30 days of any termination or revocation of Lessee’s existence by its state of organization.  Lessee shall not change its state of organization, headquarters or residence without providing prior written notice to Lessor; (vii) the persons signing the Documents are acting with all necessary authority and hold the offices indicated below their signatures, which are genuine; (viii) all financial data of Lessee or of any consolidated group of companies of which Lessee is a member (“Lessee Group”) delivered to Lessor have been prepared in accordance with generally accepted accounting principles applied on a consistent basis with prior periods and fairly present the financial position and results from operations of Lessee, or of the Lessee Group, as of the stated date and period(s); (ix) since the date of the most recently delivered financial data, there has been no material adverse change in the financial or operating condition of Lessee or of the Lessee Group;  (x) Lessee has not received any tax or accounting advice from Lessor, and Lessor shall have no liability for Lessee’s failure to secure any particular tax benefits or accounting treatment with respect to the Property, the Financed Items or the Lease; and (xi) Lessee is not and, during the Initial Term and any extension or renewal thereof, will not be, in breach or default of any material term of any loan agreement or other agreement concerning Lessee’s primary line of credit or similar loan facility with any bank or other financial institution.

10.  RETURN OF PROPERTY.  If Lessee has not exercised any purchase option granted in connection with the Lease upon expiration of the Initial Term (or any Extension or Renewal Term), Lessee shall return all, but not less than all, of the Property to Lessor at a location designated by Lessor.  Lessee shall prepare the Property for shipping according to manufacturer’s instructions using approved packing materials and shall bear all risk of damage or loss until the Property is returned to Lessor at the designated location.  All costs and expenses associated with the packing, shipping, delivery and inspection of the Property shall be paid by Lessee, including any costs incurred by Lessor for de-installation of alterations, attachments or Additions to the Property.

Lessee shall return the Property to Lessor in Eligible Condition.  The Property shall be in “Eligible Condition” if each of the following conditions is satisfied:  (i) the Property is in good working order (normal wear and tear excepted) and is capable of performing all functions that the Property could perform when delivered to Lessee; (ii) the Property as returned includes (a) all engineering modifications, (b) all software required by the manufacturer to operate the Property, (c) all Upgrades, and (d) other alterations required by the manufacturer for maintenance eligibility during the term of the Lease; (iii) the Property includes only Components and other parts from the manufacturer or an authorized supplier; (iv) if maintenance of the Property has been provided under a service contract, the Property is certified as eligible for a service contract by the manufacturer of the Property or by a service organization satisfactory to Lessor; and (v) all data and other information stored on hard drives and other media storage devices (“Resident Data”) shall have been securely overwritten and destroyed beyond recovery using advanced wiping techniques (such process being referred to as “Data Erasure”), or if Lessee does not wish to perform the Data Erasure itself, Lessee shall so notify Lessor within four (4) months prior to termination of the Lease, and Lessee shall return the Property to a location designated by Lessor, and Lessor will arrange for the Data Erasure to be performed at such location at Lessee’s sole risk and expense.  If Data Erasure is not technically feasible, Lessee may remove and destroy the affected hard drives and other media storage devices, and in such event the drives and devices shall be deemed to have suffered an Event of Loss and shall be replaced by Lessee as required hereunder.  IN NO EVENT SHALL LESSOR BE RESPONSIBLE FOR ANY DAMAGES OR CLAIMS IN CONNECTION WITH RESIDENT DATA OR DATA ERASURE, INCLUDING WITHOUT LIMITATION, THE SUFFICIENCY OF ANY DATA ERASURE PROCEDURES OR SERVICES, ANY ALLEGED OR ACTUAL VIOLATION OF PRIVACY LAWS, LOST OR COMPROMISED PROPRIETARY INFORMATION, LOSS OF PROFITS, BUSINESS OR USE, OR INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, AND LESSEE SHALL INDEMNIFY AND HOLD LESSOR HARMLESS FROM AND AGAINST ANY SUCH DAMAGES AND CLAIMS.  LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO DATA ERASURE OR THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY DATA ERASURE PROCEDURES OR SERVICES.  Lessee shall arrange or pay for any inspections and any repairs or modifications as are required to cause the Property to be in Eligible Condition.  If Lessee fails to return the Property in Eligible Condition upon expiration of the Initial Term (or any Extension or Renewal Term), the Lease shall continue and Lessee shall remain obligated to pay rent and all other amounts due under the Lease for all Property and otherwise perform all obligations hereunder, until such time as Lessee causes the Property to be in Eligible Condition or Lessor elects to terminate the Lease.

For avoidance of doubt and notwithstanding anything to the contrary, to the extent Lessee is required to return, or Lessor is otherwise entitled to take possession of, any Property that includes any software, ownership of such software shall remain with the licensor thereof and the rights of Lessor and Lessee, if any, with respect to such software shall be governed by a separate license agreement between the licensor and Lessor or Lessee, as applicable, which shall not be affected by the Lease.

11.  GENERAL INDEMNITY.  Except for claims arising solely from Lessor’s gross negligence or willful misconduct, Lessee shall indemnify and hold Lessor harmless from and against any and all losses, claims, costs, expenses, damages and liabilities, including reasonable attorney’s fees and costs, of any kind or nature incurred by or to any person whomsoever and/or property whatsoever, regardless of the basis, including allegations (by third parties) of wrongful, negligent or improper act or misuse by Lessor arising out of or in connection with the leasing, financing, manufacture, delivery, ownership, use, selection, possession, operation, maintenance, inspection, condition, removal, return or storage of the Property or Financed Items.  Upon request of Lessor, Lessee shall assume the defense of all demands, claims, actions, suits and proceedings against Lessor for which indemnity is provided and shall allow Lessor to participate in the defense thereof.

12.  INSURANCE AND RISK OF LOSS.  Lessee shall obtain insurance coverage for the Property. The expense of such insurance coverage shall be borne by Lessee and is not covered by Lessee’s rental payments hereunder.  Lessee shall maintain in force, at all times from shipment of the Property to Lessee until surrender thereof, property damage and risk insurance and liability insurance with such coverage and from such insurance carriers as shall be satisfactory to Lessor. The Property must be insured against all risks that are customarily insured against on the type of equipment leased hereunder.  Such insurance policies must name Lessor as additional insured and lender’s loss payee, and provide for thirty (30) days advance written notice to Lessor of any modification or cancellation.  Upon request, Lessee shall deliver to Lessor satisfactory evidence of insurance coverage.

Lessee hereby assumes the entire risk of damage to or loss of the Property and any Financed Items from any cause whatsoever, whether or not insured against, while in transit or during the term hereof.  In the event of any loss or damage, the Lease shall continue in full force and effect, without any modification or reduction of any obligation of Lessee unless otherwise provided.  In the event of damage of any kind to any of the Property (unless damaged beyond repair), Lessee shall continue to pay rent and place the Property in good repair, condition and working order to the satisfaction of Lessor within ninety (90) days of the date of damage.  If the Property or any portion of the Property is determined by Lessee to be lost, stolen, destroyed or damaged beyond repair and is a documented casualty or if any Property is destroyed or damaged beyond repair in connection with Data Erasure (an “Event of Loss”), Lessee at its option may (a) continue to pay rent and replace the Property with equipment acceptable to Lessor and of identical manufacture and equal or greater capacity, utility and value to that of the original Property (in which case Lessee shall transfer title to the replacement equipment to Lessor free and clear of all liens and encumbrances of any kind) and take such further action as Lessor may request in order to effect such substitution, or (b) pay Lessor on the next Rent Payment Date the stipulated loss value for the Property as set forth in the relevant Schedule (the “Stipulated Loss Value”) as of the date of the Event of Loss and all rent accrued up to the date of payment and all other amounts then due in connection with the Property.  Upon payment of the foregoing amounts, the Lease shall terminate with respect to such Property, and Lessor shall transfer ownership and title to such Property to Lessee free and clear of all encumbrances arising by or through Lessor.

13.  DEFAULT.  Time is of the essence under this Lease, and Lessee shall be in default in the event of any of the following (an “Event of Default”): (i) any failure of Lessee to pay when due any installment of rent or any other amount due under the Lease; (ii) failure of Lessee to perform any term, covenant or condition of the Lease; (iii) the inaccuracy in any material respect of any representation or warranty made by Lessee in the Lease or in any document or certificate furnished to Lessor in connection therewith; (iv) if any of the following actions or proceedings are not dismissed within sixty (60) days after commencement: Lessee’s insolvency, becoming the subject of a petition in bankruptcy, either voluntary or involuntary, or in any other proceeding under federal bankruptcy laws; making an assignment for benefit of creditors; or being named in, or the Property being subjected to, a suit for the appointment of a receiver;  (v) the death, dissolution or termination of existence of Lessee; (vi) any removal, sale, transfer, sublease, encumbrance, seizure or levy of or upon the Property; and (vii) any default under any agreement between Lessee and Lessor (other than this Lease) or between Lessee and any affiliate of Lessor, including any default under section 12.1(k) of the Financing Agreement dated as of December 22, 2009 between U.S. Bank National Association and Overstock.com, Inc..

14.  REMEDIES.  Upon the occurrence of any Event of Default which continues for more than twenty (20) days following notice thereof by Lessor and at any time thereafter, Lessor shall have all the remedies provided by law; and without limiting the generality of the foregoing and without terminating this Lease, Lessor, at its sole option, shall have the right at any time to exercise concurrently, or separately, without further notice to Lessee, any one or all of the following remedies: (i) proceed by appropriate court action, either at law or in equity, to enforce performance by Lessee of the Lease; (ii) request Lessee to assemble the Property and make it available to Lessor at a place designated by Lessor; (iii) immediately and without legal proceedings or notice to Lessee, enter the premises, take possession of, remove and accept the Property or render it unusable (any such taking shall not terminate this Lease); (iv) declare the entire amount of rent and other sums payable hereunder immediately due and payable; however, in no event shall Lessor be entitled to recover any amount in excess of the maximum permitted by applicable law; (v) cancel the Lease as to any or all items of Property or Financed Items.  Such cancellation shall occur only upon notice by Lessor and only as to such items as Lessor specifically elects to cancel.  The Lease shall continue in full force and effect as to any remaining items; (vi) recover all of the following: (a) all accrued and unpaid rent; plus (b) as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the Stipulated Loss Value as of the date of default, and (c) all commercially reasonable costs incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease or other disposition of the Property, including attorney’s fees and costs of collection of any amounts hereunder, including any collection agency fee, plus interest on each of the foregoing at a rate of eighteen percent (18%) per annum until paid, or the maximum rate permitted by law, whichever is less; and (vii) Lessor may, but is not required to, re-lease or sell the Property, or any portion thereof, at public or private sale on such terms and to such persons as Lessor shall elect.  The proceeds of any such lease or sale, after deducting all costs and expenses incurred in connection with the recovery, repair, storage, leasing and sale of the Property, will be applied to payment of all amounts owed hereunder.  If the proceeds from any sale or lease of the Property is not sufficient to pay the amounts owed Lessor under this Section, Lessee shall pay the deficiency.  Lessor shall keep any excess.

In exercising its remedies, Lessor may require Lessee to return the Property.  The Property as returned shall be in accordance with the terms of the Lease.  If Lessee fails to return the Property in the required condition, Lessor may cause the Property to be placed in such condition, at Lessee’s expense. In the event Lessor takes possession of the Property, Lessor shall make commercially reasonable efforts to mitigate its damages and Lessee agrees that Lessor’s proceeding in accordance with the remedies herein shall be sufficient effort for such purposes.  Lessee shall be liable, and shall promptly reimburse Lessor, for all costs and expenses (including reasonable attorney’s fees and costs) incurred by Lessor as a result of an Event of Default or the exercise or enforcement of any of Lessor’s remedies, or otherwise arising from or related in any way to the Lease or any guaranty thereof.  Lessee agrees that, upon any Event of Default, Lessee will immediately cease and refrain from further use of any software included as a Financed Item.  No omission or delay by Lessor at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by Lessee at any time designated, shall be a waiver of any such right or remedy to which Lessor is entitled, nor shall it in any way affect the right of Lessor to enforce such provisions thereafter.  If Lessor elects to take possession of the Property, Lessor shall provide Lessee with a reasonable amount of time to complete any required Data Erasure.

15.  FINANCIAL REPORTS.   Within thirty (30) days after Lessor’s request, Lessee shall deliver all information (including tax returns) requested by Lessor which Lessor deems reasonably necessary to determine Lessee’s current financial condition and faithful performance of the terms hereof. This may include: (i) reviewed or audited annual financial statements (including, without limitation, a balance sheet, a statement of income, a statement of cash flow, a statement of changes in equity, and notes to financial statements) within 120 days after Lessee’s fiscal year end, and (ii) management-prepared interim financial statements within 45 days after the requested reporting period(s).   Annual statements shall set forth the corresponding figures for the prior fiscal year in comparative form, all in reasonable detail without any qualification or exception deemed material by Lessor.  Unless otherwise accepted by Lessor, each financial statement submitted to Lessor shall be prepared in accordance with generally accepted accounting principles consistently applied and shall fairly and accurately present the Lessee’s financial condition and results of operations for the period to which it pertains.

If Lessee has executed a Financial Covenants Rider, Lessee shall maintain the financial ratios set forth on the most recently executed Financial Covenants Rider, the terms of which are hereby incorporated herein by this reference.  Within 120 days after the close of each fiscal year Lessee shall deliver to Lessor an annual financial-covenants compliance certificate, and within 45 days after the close of each other quarter Lessee shall deliver to Lessor a quarterly financial-covenants compliance certificate, in each case certifying the then-current calculations of the covenants that are required under the Financial Covenants Rider then in effect hereunder.

16.  ENTIRE AGREEMENT, SUCCESSORS AND NOTICE.  There are no agreements or understandings, written or oral, between Lessor and Lessee with respect to the Property or Financed Items, other than as set forth herein and in any Schedule.  This Lease, and accompanying documents, contains the entire agreement between Lessor and Lessee.  The Lease may not be altered, modified, terminated or discharged except as evidenced by a writing signed by a duly authorized representative of Lessor and Lessee.  All of Lessor’s rights, privileges and indemnities contained herein shall survive the expiration or earlier termination of the Lease and any Schedules, and the right, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by Lessor, its successors and assigns.  All notices, demands and requests sent to either party shall be in writing and given by depositing same in the United States mail, postage prepaid, registered or certified mail with return receipt requested, overnight courier service or by facsimile transmission.  All notices, demands and requests shall be sent to the address or facsimile number for such party as set forth in the Lease or at such other address or number as a party may provide in writing from time to time.

17.  GOVERNING LAW.  This Lease, and the rights and liabilities of the parties shall be governed by applicable federal law and the laws of the State of Utah.  Any legal action or proceeding with respect to this Lease shall be brought in state court sitting in Salt Lake City, UT, and, by execution and delivery of this Lease, each of the parties consents to the jurisdiction of such court and waives any defense of lack of jurisdiction or inconvenient forum.  LESSOR AND LESSEE EACH IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING FROM OR RELATED TO THIS LEASE.

18.  SEVERABILITY.  In the event any of the provisions of the Lease shall be held invalid, illegal or unenforceable, that provision shall be considered inapplicable and omitted, but shall not invalidate the remaining provisions of the Lease.  In no event shall the Lease be enforced in any way that permits Lessor to charge or collect interest in excess of the maximum lawful rate. Lessee agrees that Lessor shall not be subject to any penalties provided by law for contracting for or collecting interest in excess of the maximum lawful rate and Lessor agrees to return any such excess to Lessee.

19.  FURTHER ASSURANCES.  Lessee agrees to do or perform any such further acts and to promptly execute and deliver to Lessor such additional certificates, instruments or other documents as Lessor may request to effect the purposes of the Lease, to complete and evidence the transactions contemplated hereunder, or to protect the title, interest and rights of Lessor in the Lease or the Property.

IN WITNESS WHEREOF, the parties hereto have executed this Lease on or as of the day and year first above written.

U.S. BANCORP EQUIPMENT FINANCE, INC. -		OVERSTOCK.COM, INC.
TECHNOLOGY FINANCE GROUP		(LESSEE)
(LESSOR)
By:	/s/ Paul J. Frisch	By:	/s/ Jonathan E. Johnson III
	An Authorized Officer Thereof	Jonathan E. Johnson III, President

ADDRESS FOR ALL NOTICES TO LESSOR:

801 Larkspur Landing    Larkspur, CA 94939

FINANCIAL COVENANTS RIDER

This Financial Covenants Rider (this “Rider”) is attached to the Master Lease Agreement dated September 17, 2010, as applicable (the “Agreement(s)”), between OVERSTOCK.COM, INC. (“Obligor”) and U.S. Bancorp Equipment Finance, Inc. — Technology Finance Group (“Creditor”) and amends such Agreement(s) to add the following terms and conditions.  Capitalized terms used but not defined herein are used with the respective meanings specified in the Agreement(s).  If any terms hereof are inconsistent with the terms of the Agreement(s) or any previous Financial Covenants Rider, the terms hereof shall prevail.

Obligor agrees that, so long as any obligations remain outstanding under any of the Agreement(s), Obligor shall:

(a)                                             Fixed Charge Coverage:  maintain a minimum Total Fixed Charge Coverage annualized ratio of at least 1.20:1.00, based on operating results, measured at the end of each fiscal quarter of Obligor.  “Total Fixed Charge Coverage” is defined as:  Obligor’s EBITDAR minus the aggregate amount of federal, state, local and/or foreign income taxes accrued minus declared dividends minus 50% of depreciation expense divided by Obligor’s (rental expense plus interest expense plus required principal payments including capitalized leases on a trailing basis).

(b)                                             Liquidity:  maintain a minimum liquidity (defined as cash plus marketable securities) of $30,000,000 in the aggregate (which amount includes any minimum liquidity required under the Financing Agreement dated December 22, 2009 with U.S. Bank National Association) at all times on deposit with U.S. Bank National Association until all amounts owed under the Agreement are paid in full.  Creditor acknowledges that funds on deposit at U.S. Bank National Association are not legally restricted, and Obligor is permitted to withdraw those funds at Obligor’s discretion.  Obligor acknowledges that not maintaining a minimum liquidity of $30,000,000 will be an Event of Default under the Lease.  Upon request of Obligor, Creditor will review Obligor’s current financial condition to determine (in Creditor’s sole discretion) whether release of this covenant or a reduction in minimum liquidity is prudent; provided, however, that Creditor shall not unreasonably withhold Creditor’s release or reduction of this covenant.

As used herein, “EBITDAR” means earnings before interest expense, tax expense, depreciation expense, amortization expense and rent (defined as payments for real property leases and other operating leases), and “EBITDA” means earnings before interest expense, tax expense, depreciation expense and amortization expense.  The “annualized ratio” shall be based on a four-quarter, rolling average of the then-current fiscal quarter and the immediately preceding three (3) fiscal quarters of Obligor.

In Witness Whereof, the parties hereto have caused this Financial Covenants Rider to be duly executed as of September 17, 2010.

U.S. Bancorp Equipment Finance, Inc. —Technology Finance Group		OVERSTOCK.COM, INC.
(CREDITOR)		(OBLIGOR)

By:	/s/ Paul J. Frisch	By:	/s/ Jonathan E. Johnson III
An Authorized Officer Thereof		Jonathan E. Johnson III, President